UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary  Information  Statement
[_]  Confidential, for  Use  of  the  Commission  Only  (as
     permitted  by Rule 14c-5(d)(2))
[_]  Definitive  Information  Statement
------------------------------------------------------

                         NEPTUNE INDUSTRIES, INC.
             (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No  fee  required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

(1)  Title  of  each  class  of  securities  to  which transaction  applies:

     ----------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transactions applies:

     ----------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:

     ----------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

     ----------------------------------------------------------
(5)	Total  fee  paid:

     ----------------------------------------------------------

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:

     -----------------------------------------------------------
(2)  Form, schedule  or  registration  statement  no.:

     -----------------------------------------------------------
(3)  Filing party:

     -----------------------------------------------------------
(4)  Date filed:

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                    For Additional Information Contact:
                       Ernest Papadoyianis, President
                         Neptune Industries, Inc.
                    2234 N. Federal Highway, Suite 372
                         Boca Raton, FL. 33431
                           (561)-482-6408












































                           NEPTUNE INDUSTRIES, INC.
                           2234 N. Federal Highway
                                Suite 372
                           Boca Raton, FL 33431
                             (561) 482-6408


                                     November ___, 2005
To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock, as of the close of business on the record date, November 15, 2005, that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of, resolutions which will accomplish the following:

     1. Elect a board of directors composed of five members for the following year. The Board of Directors has nominated the following, all of whom are currently directors of the Company:

         Ernest D. Papadoyianis
         Xavier T. Cherch
         James Harvey
         Gregory A. Lewbart
         Don Tewksbury

     2. Amend our articles of incorporation to increase the number of our authorized shares of common stock to One Hundred
Million (100,000,000) shares.

     3. Ratify the selection of Dohan & Company CPAs, PC as our independent public accountants for the fiscal year ending
June 30, 2006.

     We have consenting stockholders who hold 6,226,824 shares of our common stock, and 5,000,000 shares of our preferred stock, which represent 6,000,000 votes on a par with our common stock, who have consented in writing to these resolutions. These consents represent 57.71 percent of our common shares outstanding, 100 percent of each of our Class A and Class B shares outstanding, and together represent 12,226,824 votes of a total of 17,015,875 votes of all of our outstanding shares, or 71.86 percent of all votes. Under Florida law, written consent of a majority vote of shareholders is sufficient to adopt the resolutions in question, without a formal meeting of shareholders.

     Pursuant to our certificate of designations establishing Series A preferred stock, each share of the 1,500,000 shares of currently issued and outstanding Series A preferred stock may be converted into 1.6667 fully paid and non-assessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock is entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder, multiplied by 1.6667. Therefore, the holders of the Class A preferred shares will have the power to vote 2,500,000 shares on a par with the common stock.

	In addition, pursuant to the certificate of designations establishing Series B preferred stock, each of the 3,500,000 shares of currently issued and outstanding Series B preferred stock may be converted into 3,500,000 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock is entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder. Therefore, the holders of the Class B preferred shares will have the power to vote 3,500,000 shares on a par with the common stock.

     The holders of the Class A and Class B preferred stock and shareholders holding 6,226,824 shares of our common stock, out of 10,789,051 common shares outstanding on the record date, have indicated that they intend to consent in writing to elect the candidates for directors listed above, to approve the amendments to our articles of incorporation, and to ratify the appointment of Dohan & Company, CPAs, PC. These shareholders together have the power to pass the proposed resolutions without the concurrence of any of our other stockholders.

     This information statement is being mailed on or about
November ___, 2005 to all stockholders of record as of November 15, 2005.

     We appreciate your continued interest in Neptune
Industries, Inc.
                               Very truly yours,

                               /s/Ernest Papadoyianis
                              --------------------------

	                        Ernest Papadoyianis
                              President





















                   NEPTUNE INDUSTRIES, INC.
              2234 N. Federal Highway, Suite 372
                    Boca Raton, FL. 33034
                       (561)-482-8408

                   INFORMATION STATEMENT

This information statement is furnished to the holders of record at the close of business on November 15, 2005 (the record date), of the outstanding common stock and preferred stock of Neptune Industries, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holders of the majority of the votes of our stock intend to take by written consent to effect the following corporate actions:

1. Elect a board of directors composed of five members for the following year. Management has nominated Ernest D. Papadoyianis, Xavier T. Cherch, Don Tewksbury, James M. Harvey and Gregory A.
Lewbart, as directors.

2. Amend our articles of incorporation to increase the number of our authorized shares of common stock to 100,000,000 shares.

3. Ratify the selection of Dohan & Company CPAs, PC as our independent public accountants for the fiscal year ending June
30, 2006.

This information statement will be sent on or about November --, 2005 to our stockholders of record as of November 15, 2005 who do not sign the majority written consent described herein.
A copy of our 2005 Annual Report to Stockholders on Form 10-KSB for the fiscal year ended June 30, 2005, including the financial statements, schedules and list of exhibits, is enclosed with this information statement.

WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED
NOT TO SEND A PROXY.


VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on November 15, 2005 as the record date for determining the stockholders entitled to notice of the above noted action. Under Florida law, the five nominees receiving the greatest number of votes cast by the holders of our voting stock will be elected as directors. The amendments to our articles of incorporation require the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding at the time the vote is taken. The ratification of the accountants requires the majority of the votes cast once a quorum is

                                 -1-
present. The quorum necessary to conduct business of the stockholders consists of a majority of the common and preferred stock issued and outstanding as of the record date. As of the record date, 10,789,051 shares of our common stock were issued and outstanding, 1,500,000 shares of our Series A preferred stock were outstanding, and 3,500,000 shares of our Series B preferred stock were outstanding.

Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Each share of our Series A preferred stock entitles the holder to one vote on all matters brought before the Series A preferred stockholders and 1.6667 votes on all matters brought before the common stockholders. Each share of our Series B preferred stock entitles the holder to one vote on all matters brought before the Series B preferred stockholders and one vote on all matters brought before the common stockholders

We  have  consenting stockholders (the Consenting
Stockholders), who hold 6,226,824 shares of our common stock, 1,500,000 shares of our Series A preferred stock representing 2,500,000 votes on a par with our common shares, and 3,500,000 shares of our Series B preferred stock representing 3,500,000 votes on a par with our common shares. Therefore, the Consenting Stockholders will have the power to vote 12,226,824 shares of our voting stock which number represents a majority (71.86 percent)of the 17,015,875 outstanding votes of our voting stock as of the record date. The Consenting Stockholders will vote to elect the directors, for the amendment to our articles of incorporation, and for the ratification of the appointment of Dohan & Company CPAs, PC LLP. The Consenting Stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

                               -2-



DISSENTERS' RIGHT OF APPRAISAL

No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Florida law, our articles of incorporation, or bylaws provide a right of a stockholder to dissent and obtain appraisal of, or payment for, such stockholder's shares.

BACKGROUND

We were formed in Florida in May, 1998 under the name Neptune Aquaculture, Inc. In February, 2004, we changed our name to Neptune Industries, Inc. Our common shares have been listed for trading on The Pink Sheets since January, 2002. In June, 2005, we became a public reporting company under Section 12(g) of the Securities Exchange Act of 1934 as a result of our merger with Move Films, Inc.

ELECTION OF DIRECTORS

A board of five directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. The five nominees receiving the highest number of votes are elected once a quorum is present and voting. All of our directors are elected annually for a one year term. Certain information concerning the nominees for election as directors is set forth below.

VOTE REQUIRED

The five directors who receive a plurality of the stockholder votes will be elected to our board of directors.

NOMINEES

The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

NAME                 AGE                    POSITION                            SINCE
----                 ---                    --------                            -----

Ernest Papadoyianis  46  President, director and chief executive officer       1998

Xavier T. Cherch     68  Secretary, director and chief operating officer       1998

Robert Hipple        60  Chief financial officer and general counsel           2004

Gregory A. Lewbart   46  Director						    1998


Don C. Tewksbury     56  Director						    1998

James M. Harvey      61  Director						   2002

                                  -3-
ERNEST D. PAPADOYIANIS, CEO, PRESIDENT and CHAIRMAN

         Mr. Papadoyianis, has been an active figure in seafood/aquaculture for over twenty-two years. He has successfully implemented his production strategies in a diversity of aquaculture businesses throughout the world. He is the founder of Exotic Reef Technologies, Inc., and Marcon Development Corporation, and co-founder of Taurus Investments, Ltd. and Aquaculture Specialties, Inc. Mr. Papadoyianis was a former Director in S.M.A.R.T., Inc. and The Watermark Corporation. He is also a member of the Board of Directors of the Striped Bass Growers Association, where he represents that sector of the industry. He has appeared in, and has been interviewed for, numerous industry publications including Fish Farming News, Fish Farming International and the South Florida Business Journal.

         Over the last 15 years, Mr. Papadoyianis has engaged in the development and capitalization of emerging businesses. He had structured management teams and directed activities for new product development, design and engineering of new technology applications, website and CD marketing and promotional development, and international sales.

         Mr. Papadoyianis has a Masters Degree in Biology from Northeastern University. During this time, he was an integral part of a U.S. government funded research team which involved the New England Aquarium, and explored the affects of drilling muds on benthic marine life. Shortly after the completion of this study, he was invited to join a U.S. government funded research team from Harvard University. The team was formed to conduct an oceanographic and ecological impact study on a U.S. Nuclear Defense testing island in the South Pacific.

         Mr. Papadoyianis has served as a production supervisor for a number of aquaculture businesses including S.P. Engineering, Quality Pet Supply, O?Beirne Wholesale, and Aqualife Research Corporation. In this capacity, he has initiated hatchery protocol for the breeding, production and sale of over 60 species of freshwater and marine fish and shrimp. Included in these are certain food species including rainbow trout, coho salmon, tilapia, freshwater prawns, and bluegills. He also developed his own hatchery business in 1987 under Quality Pet Supply, where he supplied the bio-assay market with marine fish and shrimp for environmental testing.

         Throughout his career, Mr. Papadoyianis has succeeded in overcoming production problems at a diversity of aquaculture operations. His experience and technological know-how led to dramatic production increases at all of his engagements, in addition to improvements in survival, growth, coloration, and elimination of disease. His experience with numerous fish and shrimp species has allowed him to become a pioneer in the culture of a number of new species on the commercial level as


                             -4-
well. At the executive level, Mr. Papadoyianis has developed and written fish farming protocols for the commercial production of various seafood, research, and tropical fish species.

         Mr. Papadoyianis has consulted on a variety of existing and potential farming businesses throughout the Caribbean, North America, and Europe.

XAVIER T. (SAL) CHERCH, CHIEF OPERATING OFFICER

         Mr. Cherch, age 68, has over 45 years of business experience in developing, initiating, and operating companies in a broad range of industries. Over the last eight years, he has devoted himself exclusively to the aquaculture industry. He is the co-founder of Taurus Investments, Ltd. and Aquaculture Specialties, Inc. He has served in an executive capacity for a number of privately held and public companies including Ford Motor Company. Mr. Cherch is the President and founder of Landa Financial Group, Inc. This investment and holding company has interests in the electronic security and access control industry including Low Voltage Systems, Inc., Holiday Springs Alarms, and Security Consultants. He is the founder of Quest International, Inc. and Meter Maid, Inc., and is the former owner of Corporate Consultants, Inc.

         Mr. Cherch has been responsible for the formation and funding of several private companies, which he brought to the public as IPOs. He founded and was CEO of National Early Warning Systems, Inc. (N.E.W.S.), OTC, National Electronics and Design, Inc., OTC, and served as an executive officer of Lancer Industries, Inc., AMEX. Mr. Cherch was instrumental in the design and patenting of several products for Lancer Industries and its subsidiary Universal Fiberglass Industries, Inc. These products were the basis upon which both companies built manufacturing and distribution networks in the United States and Europe. In addition, Mr. Cherch owns or has patents pending on several other products.

         Mr. Cherch attended Seton Hall University and Montclair
State Teachers College.

ROBERT HIPPLE, CHIEF FINANCIAL OFFICER

         Robert Hipple, age 60, is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director, for several public (NYSE, AMEX and NASDAQ) companies. He also has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and/or federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. He serves as Chairman and CEO of iWorld Projects & Systems, Inc., a

                             -5-
publicly traded Business Development company under the Investment Company Act of 1940. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, has been a Visiting Professor of Law at Florida A&M University College of Law, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company from August 1999 to April 2001.

         Mr. Hipple received a B.A. degree in Economics and Finance from Wesleyan University, a J.D. and LLM degrees from Georgetown University Law Center, and completed the MBA program in finance at Emory University School of Business.

DR. GREGORY A. LEWBART, M.S., V.M.D., DIRECTOR

Dr. Lewbart, age 46, is an Assistant Professor of Aquatic Medicine at North Carolina State University, College of Veterinary Medicine, in Raleigh, N.C. He is the current Chairman of the International Association for Aquatic Animal Medicine, and the Program Chairman of the Aquatic Medicine Sections of the American Association of Zoo Veterinarians, and the North American Veterinary Conference. Dr. Lewbart has previously served as President of the University Of Pennsylvania Wildlife Service; the Philadelphia Herpetological Society; and The Massachusetts Herpetological Society.

Dr. Lewbart has been active throughout the last decade diagnosing and treating freshwater and marine tropical fish diseases. In 1988, he was employed as the corporate veterinarian of OBeirne Tropical Fish, Inc. and Greenway Farms, Inc. where he also managed the tropical fish wholesale operations and conducted experimentation on disease prophylaxis, nutrition, shipping solutions, and parasite and disease eradication. In 1993, he began his current position at North Carolina State University where he regularly lectures throughout the United States and internationally on fish diseases and related aquatic medicine.

DON C. TEWKSBURY, DIRECTOR

Mr. Tewksbury, age 56, is the founder and President of New England Pet Centers whose subsidiaries are Debby?s Petland, a twelve store chain of full line pet stores, and Quality Pet Supply. Quality Pet Supply is a full-line pet and pet supply distributor representing over 100 manufacturers of pet supplies and a complete freshwater and saltwater fish, small animal, bird, and reptile holding and distribution center. In the winter of 1994, Mr. Tewksbury opened The Pet Club, a 36,000 square foot super store/cash and carry wholesale pet center in Massachusetts which focuses on tropical fish and supplies. This wholesale and retail enterprise is one of the largest in the Northeast in both size and sales volume.

                                 -6-
Mr. Tewksbury is a national pet industry leader and has represented the retail industry on the Board of Directors of the Pet Industry Joint Advisory Council (PIJAC) which is a federation of leading pet industry retailers, distributors, livestock breeders and importers, manufacturers and associations. He is the state coordinator of PIJAC for Massachusetts and New Hampshire. In 1975, he was selected as the industry representative to participate in drafting the original pet store licensing legislation and represents the Massachusetts pet industry today on a task force updating current pet store regulations.

JAMES M. HARVEY, DIRECTOR

Mr. Harvey, age 61, is the Chairman and CEO of South Florida
Aquaculture, Inc. where he has been an active figure in the State of Florida aquaculture and water resource policy.

Mr. Harvey is a consultant for Florida Government Strategies, a consulting practice centered on natural resource management, energy land use, and water supply planning in South Florida. Clients include numerous groups interested in environmental water needs of Everglades and Florida Bay, as well as an important Indian tribe, educational and health care clients. Throughout his career in South Florida, Mr. Harvey has lobbied hundreds of bills through the legislature.

Prior to joining Florida Government Strategies in 1992, Mr. Harvey was the Planning Department Director for the South Florida Water Management District, where he was responsible for the development of local government programs to solve joint water management and land use problems through cooperative partnerships. He designed and implemented an interdisciplinary planning department to better plan for South Florida?s water future and worked closely with the District Governing Board as a senior manager. He was responsible for the daily operations of the plans to improve Biscayne Bay, Indian River Lagoon, and Lake Okeechobee. Mr. Harvey served as Executive Director in 1999 and assisted Governor Jeb Bush implement the Everglades Restoration Program and directed the Agency?s 1800 employees and 900 million dollar budget.

From 1983 to 1985, Mr. Harvey served as Deputy Executive Director for the Southwest Florida Water Management District where he directed planning, administration, and management of all facets of the District?s planning, financial budgetary, public information, land acquisition, and field operations. He managed a 16 county, 300 employee agency requiring a $30 million annual budget.

Mr. Harvey is, and has been, an advisor to or officer of, numerous government and environmental organizations including:
Chairman, Vice Chairman and Secretary of the Florida
Conservation Association; Advisor to the Governor?s Commission

                             -7-
for a Sustainable South Florida; Member of the Planning and Resource Management Committee for the Florida Keys; Member of the Save the Manatee Committee; and the Florida Aquaculture
Review Council, and The Habitat Advisory Council of the US
Department of Commerce South Atlantic Fishery Management
Council. Mr. Harvey has a B.A. in Political Science from Delta State University, and an M.S. in Urban Planning form Florida State
University.

Our executive officers are elected annually by our board of directors. Except as noted above, there are no family relationships among our directors and executive officers.

     BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2005, our board of directors held two meetings, each of which was signified by a unanimous consent executed by all of our directors.
Currently, our Board of Directors does not maintain any committees.

STOCK OPTIONS

     There were no grants of stock options to the named executive officers during the fiscal year ended June 30, 2005.

COMPENSATION OF DIRECTORS

     The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended June 30, 2005, 2004 and 2003.

                        ANNUAL COMPENSATION              LONG TERM COMPENSATION
                          ------------------------------  ------------------------------------
                                                                AWARDS            PAYOUTS
                                                        ---------------------   ---------
                                                          RESTRICTED SECURITIES
                                           OTHER ANNUAL      STOCK   UNDERLYING    LTIP    ALL
OTHER
NAME AND PRINCIPAL  FISCAL  SALARY   BONUS   COMPENSATION    AWARD(S)OPTIONS/SARS  PAYOUTS
COMP.
     POSITION       YEAR<F1>($)<F2> ($)         ($)           ($)      (#)          ($)     ($)
-------------------------------------------------------------------------------------------------
Ernest Papadoyianis 2003  139,480       0          0         0            0              0      0
                    2004  165,230       0          0         0            0              0      0
                    2005  180,250       0          0         0            0              0      0

Sal Cherch          2003  139,480       0          0         0            0              0      0
                    2004  165,230       0          0         0            0              0      0
                    2005  180,250       0          0         0            0              0      0

Robert Hipple       2003        0       0          0         0            0              0      0
                    2004        0       0          0         0            0              0      0
                    2005   10,000       0          5,000 <F3> 0           0              0      0
-------------------------------------------------------------------------------------------------

<F1>   Refers to fiscal years ending June 30.     -8-
<F2>   The amounts referred to as salary reflect salaries accrued for each named officer and do not necessarily reflect amounts actually paid during the fiscal year.
<F3>   Mr. Hipple was issued 16,667 shares of restricted common stock as part of his compensation, valued at $5,000.

AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 15,833,333 shares to 100,000,000 shares of common stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is attached to this information statement as Attachment A.

     Authorizing an additional 84,166,667 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action is specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Neptune Industries, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any

                                -9-
preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value
of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Florida.

     Issuance of additional shares. As of the date of this information statement, our board has no specific plans to issue or use any of our newly authorized shares of common stock. However, it is expected that the Company will undertake a private offering of its common shares in the next few months in order to raise needed working capital. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes, including the anticipated private offering, and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is


                                  -10-

required to approve the amendment to our articles of incorporation increasing the number of our common shares.

     The written consent of the Consenting Shareholders
represents more than a majority of the issued and outstanding voting stock of the Company so the proposal will be adopted
without a formal vote of all shareholders.
                           -------------

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

     Subject to stockholder ratification, the board of directors has appointed Dohan & Company CPAs, PC of Miami, Florida, to serve as our independent public accountants for the fiscal year ending June 30, 2006. Dohan & Company also has served as our independent public accountants for the fiscal years ended
June 30, 2004 and 2005. The Consenting Stockholders intend to ratify and approve the selection of Dohan & Company as independent accountants for the fiscal year ending June 30, 2006



AUDIT FEES

     The aggregate fees billed by Dohan & Company for professional services rendered for the audit of our annual financial statements for fiscal year 2005 were $8,500. The aggregate fees billed by Dohan & Company for professional services
rendered for the audit of our annual financial statements for fiscal year 2004 were $12,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Dohan & Company for professional services described in Paragraph (c)(4)(ii) of Rule
2-01 of Regulation S-X for our fiscal years ended June 30, 2004 or June 30, 2005.

ALL OTHER FEES

     The aggregate fees billed by Dohan & Company for professional services rendered for the audit of our annual financial statements for fiscal year 2005 were $8,500.

     There were no other fees billed by Dohan & Company for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our board of directors considers the provision of these services to be compatible with maintaining the independence of Dohan & Company.

VOTE REQUIRED

     Once a quorum is present and voting, the affirmative vote of a simple majority of the shares present is required

                                  -11-

to ratify the selection of Dohan & Company as our independent public accountants.

	The written consent of the Consenting Shareholders
represents more than a majority of the issued and outstanding voting stock of the Company so the proposal will be adopted
without a formal vote of all shareholders.
                    -------------

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the
beneficial ownership of  all  shares  of  our  common  and
preferred stock as of the record date by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each  of  our  directors;

-    Each  named  executive  officer;  and

- All directors and officers as a group. shares of our common stock and

Name                              Shares of      Shares of       Percentage<F3>
                              Common Stock<F1> Preferred Stock<F2>
                          ----------------- --------------------   -------------
Ernest D. Papadoyianis (O,D)<F4>     2,089,060          750,000         30.80%
<F5>                                                  1,750,000
                                  -------------      -----------   -------------
Xavier T. Cherch (O,D)<F6>           2,079,377          750,000         30.76%
                                                      1,750,000
                                  -------------      -----------   -------------
Robert Hipple (O)                       18,845                -           .18%
                                  -------------      -----------   -------------
Gregory A. Lewbart (D)                  12,500                -           .12%
   				          -------------      -----------   -------------
Don C. Tewksbury (D)                    12,500                -           .12%
                                  --------------     -----------   -------------
James Harvey (D)                        12,500                -           .12%
                                  --------------     -----------   -------------
All officers and directors,
 as a group                          4,224,782         5,000,000        62.10%
                                  --------------     ------------   ------------

<F1>  Based upon 10,789,602 shares outstanding at June 30, 2005, following the one for six reverse split of the common stock of Neptune Industries, Inc. effective June 16, 2005.
<F2>  Neptune  Industries, Inc. has two classes of  preferred  stock  issued and outstanding at June 15, 2005.The 2005 Class A Preferred Stock is a
                                      -12-

      voting, convertible preferred stock which was issued to Ernest Papadoyianis (750,000 shares) and Sal Cherch (750,000 shares) in payment and satisfaction of accrued salaries and expenses totaling $408,121 owed to them by the company. The 2005 Class A Preferred Stock is convertible into common shares on the basis of 1.6667 shares of common for each share of preferred, as adjusted for the one for six reverse split of the common shares, or a total of 2,500,000 shares if fully converted. The 2005 Class B Preferred Stock is a voting, convertible preferred stock which was issued to Ernest Papadoyianis (1,750,000 shares) and Sal Cherch (1,750,000 shares)in payment and satisfaction of accrued salaries and Expenses totaling $175,444 owed to them by the company. The 2005 Class B Preferred Stock is convertible into common shares on the basis of one share of common for each share of preferred, as adjusted for the one for six reverse split of the common shares, or a total of 3,500,000 shares if fully converted.
<F3>  Based on full dilution from the effect of converting both the 2005 Class
      A Convertible Preferred Stock and the 2005 Class B Convertible Preferred Stock to common stock, and resulting in 16,515,184 fully diluted common shares outstanding.
<F4>  Mr. Papadoyianis holds 2,089,060 common shares directly and is entitled to 1,250,000 common shares on conversion of the 2005 Class A Convertible Preferred Stock and 1,750,000 common shares on the conversion of the 2005 Class B Convertible Preferred Stock, a total of 5,089,060 fully converted common shares.
<F5>  The addresses for all officers and directors is care of the Company at
      2234 N. Federal Highway, Suite 372, Boca Raton, FL 33431.
<F6>  Mr. Cherch holds  2,079,377  common  shares  directly  and is  entitled to 1,250,000 common shares on conversion of the 2005 Class A Convertible Preferred Stock and 1,750,000 common shares on the conversion of the 2005 Class B Convertible Preferred Stock, a total of 5,079,377 fully converted common shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based upon copies of the individual filings by such persons received by the Company, all such persons have not yet filed the required reports.

FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended June 30, 2005, and financial Information from our Quarterly Reports for the Periods Ended December 31, 2004 and September 30, 2005, are incorporated herein by reference.

EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY
REPORTS

     WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED June 30, 2005, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED DECEMBER 31, 2004, MARCH 31, 2005 AND SEPTEMBER 30, 2005,


                                   -13-
WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT THE CORPORATE OFFICES.

                        By Order of the Board of Directors,


                       /s/Ernest Papadoyianis
                       --------------------------------
                       Ernest Papadoyianis
                       President









































                               -14


                            ATTACHMENT A
              RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF
                       NEPTUNE INDUSTRIES INC.
                          (THE "COMPANY")

     RESOLVED,  that Ernest Papadoyianis, Xavier T. Cherch,
Gregory A. Lewbart, Don C. Tewksbury and James Harvey are hereby elected as directors of the Company to serve until their successors are duly elected; and

     RESOLVED  FURTHER,  that the  amendment  to  the  Company's
Articles of Incorporation increasing the number of authorized shares of common stock to 100,000,000 shares, is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the appointment of Dohan & Company CPAs, P.C., as the Company's independent public accountants is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.


____________________	_______________		______________
Shareholder			No. Shares held		Date